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                                                                    EXHIBIT 99.1

       FORM OF VOTING AGREEMENT BY AND AMONG MEDIAPLEX, INC. AND CERTAIN
                       STOCKHOLDERS OF VALUECLICK, INC.
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                                VOTING AGREEMENT

          VOTING AGREEMENT, dated as of July 1, 2001 (this "Agreement"), by and between Mediaplex, Inc., a Delaware corporation (the "Company"), and the undersigned stockholder ("Stockholder") of ValueClick, Inc., a Delaware corporation ("Parent").

                                    RECITALS

          A. Concurrently with the execution of this Agreement, Parent, the Company and others are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Parent and the Company will effect a business combination, upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger"). Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Merger Agreement.

          B. The Stockholder is a stockholder of Parent and has the voting power with respect to such number of shares of the outstanding capital stock of Parent as is indicated on the final page of this Agreement (collectively, the "Shares").

          C. As a material inducement to enter into the Merger Agreement and to consummate the Merger, the Company desires the Stockholder to agree, and the Stockholder is willing to agree to vote the Shares and any other such shares of capital stock of acquired by Stockholder so as to facilitate consummation of the Merger.

          NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.  Voting of Shares.
    -----------------

    Section 1.1   Voting Agreement. Subject to the terms and conditions of this
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Agreement, at every meeting of the stockholders of Parent called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Parent with respect to any of the following, Stockholder shall vote or cause to be voted the Shares and any New Shares (as defined below) (a) in favor of (i) adoption of the Merger Agreement, (ii) waiving any notice that may have been or may be required relating thereto and (iii) any matter that could reasonably be expected to facilitate the Merger and (b) against any matter that could reasonably be expected to hinder, impede, prevent or delay the consummation of the Merger. Stockholder shall not, from the date of this Agreement until the Expiration Date (as hereinafter defined), enter into any agreement or understanding with any Person to vote or give instructions inconsistent with clause "(a)" or "(b)" of the preceding sentence.



    Section 1.2   New Shares. Stockholder purchases or with respect to which
                  ----------
Stockholder otherwise acquires beneficial ownership ("New Shares") after the execution of this Agreement and prior to the Expiration Date (as defined below) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

    Section 1.3   Proxy.
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    (a)  Concurrently with the execution of this Agreement, Stockholder shall deliver to the Company a proxy in the form attached hereto as Exhibit A, which
                                                              ---------
shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy").

    (b) After the execution of this Agreement until the Expiration Date (as defined below), Stockholder shall execute or cause to be executed such further proxies, each in substantially the form attached hereto as Exhibit A, as may be
                                                           ---------
requested by the Company with respect to any New Shares, and Stockholder shall promptly notify the Company upon acquiring beneficial ownership of any New Shares.

2.  Transfer of Shares.
    ------------------

    Section 2.1   No Disposition or Encumbrance of Shares. Stockholder covenants
                  ---------------------------------------
and agrees that, from the date of this Agreement until the Expiration Date (as defined below), Stockholder will not, directly or indirectly: (a) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer (or permit or announce any offer, sale, offer of sale, contract of sale or grant of any option for the purchase of, or permit or announce any other disposition or transfer of) any of the Shares, or any interest in any of the Shares, to any Person other than the Company; (b) create or permit to exist any liens, claims, options, charges or other encumbrances on or otherwise affecting any of the Shares; or (c) reduce Stockholder's beneficial ownership of, interest in or risk relating to any of the Shares; provided, that nothing herein shall prohibit transfers of Shares to an affiliate, related party, family member or trust established for the benefit of the Stockholder or any of the foregoing persons or entities, provided that the recipient of such Shares shall agree in writing to be bound by the provisions of this Agreement.

    Section 2.2   Transfer of Voting Rights. Stockholder covenants and agrees
                  -------------------------
that, from the date of this Agreement until the Expiration Date (as defined below), Stockholder will not deposit any of the Shares into a voting trust or grant a proxy or enter into a voting agreement or similar contract with respect to any of the Shares.

3.  Waiver of Appraisal Rights. Stockholder hereby irrevocably and
    --------------------------
unconditionally waives any rights of appraisal, dissenters' rights or similar rights that Stockholder may have in connection with the Merger.

4.  Representations and Warranties of the Stockholder.
    -------------------------------------------------

    Section 4.1   Ownership of Shares.  Stockholder represents and warrants that
                  -------------------
Stockholder (a) is the record or beneficial owner of and has the sole right to vote or direct the voting of the Shares, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances and (b) does not own, either beneficially or of record, any shares of capital stock of Parent other than the Shares (excluding (i) shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law and (ii) shares which Stockholder has the right to acquire pursuant to options granted to Stockholder by Parent).

    Section 4.2   No Conflict. The execution and delivery of this Agreement and
                  -----------
the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (a) conflict with or violate any legal requirement, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected; or (b)

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result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on or otherwise affecting any of the Shares pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of Stockholder's properties is bound or affected. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of his obligations under this Agreement and the granting of the Proxy by Stockholder will not, require any consent of any Person.

    Section 4.3   Enforceability. Stockholder has all requisite power and
                  --------------
capacity to execute and deliver this Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company, each constitute the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their respective terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

    Section 4.4   Continuous Warranty. The representations and warranties
                  -------------------
contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all material respects at all times through the Expiration Date (as defined below) and will be accurate in all material respects as of the date of the consummation of the Merger as if made on that date.

5.  Covenants of Stockholder. Stockholder hereby covenants and agrees to
    ------------------------
cooperate fully with the Company and to execute and deliver any additional documents necessary or desirable and to take such further actions, in the reasonable opinion of the Company, necessary or desirable to carry out the intent of this Agreement.

6.  Termination. This Agreement shall terminate and shall have no further force
    -----------
or effect on the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time and (iii) November 30, 2001 (the "Expiration Date").

7.  No Restraint on Officer or Director Action. This Agreement is intended to
    ------------------------------------------
bind Stockholder solely in his capacity as a stockholder of Parent and only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer or director of Parent, if applicable.

8.  Limited Proxy.  Stockholder will retain at all times the right to vote
    -------------
Stockholder's Shares, in Stockholder's sole discretion, on all matters other than those set forth in Section 1.1 which are at any time or from time to time presented to Parent's stockholders generally.

9.  Miscellaneous.
    -------------

    Section 9.1   Fees and Expenses. Except as specifically provided to the
                  -----------------
contrary in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

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    Section 9.2   Amendments and Modification. Subject to applicable law, this
                  ---------------------------
Agreement may not be amended, modified, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

    Section 9.3   Nonsurvival of Representations and Warranties. None of the
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representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date; provided, however that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement.

    Section 9.4   Notices. All notices and other communications hereunder shall
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be in writing and shall be deemed given if delivered personally, telecopied
(which is confirmed) or sent by an internationally recognized overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Company to:

                  Mediaplex, Inc.
                  177 Steuart Street, Suite 200
                  San Francisco, California 94105
                  Attention: Tom A. Vadnais
                  Telecopy No.: (415) 808-1999


                  with a copy (which shall not constitute notice) to:

                  Wilson Sonsini Goodrich & Rosati
                  One Market, Spear Tower
                  San Francisco, California 94105
                  Attention: Michael J. Kennedy
                  Telecopy No.: (415) 947-2099

                  and

                  if to Stockholder, to the address for notice set forth on the last page hereof.

                  with a copy (which shall not constitute notice) to:

                  Brobeck, Phleger & Harrison LLP
                  550 South Hope Street
                  Los Angeles, California 90071
                  Attention: Kenneth R. Bender
                  Telecopy No.: (213) 745-3345

    Section 9.5   Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement.

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    Section 9.6   Entire Agreement; No Third Party Beneficiaries. This Agreement
                  ----------------------------------------------
(including the documents and the instruments referred to herein): (a) constitute the entire agreement and supersede all prior agreements, negotiations, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person other than the Company and Stockholder any rights or remedies hereunder.

    Section 9.7   Severability. Any term or provision of this Agreement that is
                  ------------
held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

    Section 9.8   Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware without application of conflicts of laws principles.

    Section 9.9   Enforcement. The parties agree that irreparable damage would
                  -----------
occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States sitting in Delaware or the state of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. THE COMPANY AND STOCKHOLDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT, THE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

    Section 9.10  Extension, Waiver. At any time prior to the Expiration Date,
                  -----------------
the parties to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

    Section 9.11  Assignment. Neither this Agreement nor any of the rights,
                  ----------
interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Without

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limiting any of the restrictions set forth in Section 2 or elsewhere in this
Agreement, this Agreement shall be binding upon any person to whom any Shares are transferred.

    Section 9.12  Legal Counsel. Stockholder acknowledges that he has been
                  -------------
advised to, and has had the opportunity to consult with his or its personal attorney prior to entering into this Agreement. Stockholder acknowledges that attorneys for Parent represent Parent and do not represent any of the stockholders of Parent in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

    Section 9.13  Agreement Negotiated. The form of this Agreement has been
                  --------------------
negotiated by or on behalf of Parent and the Company, each of which was represented by attorneys who have carefully negotiated the provisions hereof. No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement or the Proxy.

    Section 9.14  Effect of Headings. The Section headings herein are for
                  ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.

    Section 9.15  Legends. Any stock certificates representing the Shares or the
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New Shares shall be legended at the request of the Company to reflect the voting agreement and, if applicable, the irrevocable proxy granted by this Agreement.

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    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

    MEDIAPLEX, INC.

    By:
         ----------------------------------------------------------

    Name:
           --------------------------------------------------------

    Title:
           --------------------------------------------------------

    STOCKHOLDER

    By:
         ----------------------------------------------------------

    Name:
           --------------------------------------------------------

    Title:
            -------------------------------------------------------

    Number of Shares of ValueClick, Inc. Beneficially Owned by
    Stockholder:

    Common Stock:
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                                   EXHIBIT A

                               IRREVOCABLE PROXY

          The undersigned stockholder of ValueClick, Inc., a Delaware corporation ("Parent"), hereby irrevocably appoints and constitutes __________________________, of Mediaplex, Inc., a Delaware corporation (the "Company"), and each of them, or any other designee of the Company, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Parent beneficially owned by the undersigned, which shares are listed on the final page of this irrevocable proxy (the "Irrevocable Proxy") and any and all other shares or securities issued or issuable in respect thereof (collectively, the "Shares"), until the earliest to occur of (i) the termination of the Merger Agreement (as defined below) in accordance with its terms, (ii) the Effective Time and (iii) November 30, 2001 (the "Expiration Date"). Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

          This Irrevocable Proxy is irrevocable (to the fullest extent provided by applicable law), is coupled with an interest, is granted pursuant to the Voting Agreement, dated as of June ___, 2001, by and between the Company and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of the Company (a) entering into the Agreement and Plan of Merger, dated as of June ___, 2001 (the "Merger Agreement"), by and among Parent, the Company and others and (b) consummating the Merger. Capitalized terms used but not otherwise defined in this proxy have the meanings given to such terms in the Merger Agreement.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered to by the undersigned at any time prior to the Expiration Date to act as the undersigned's attorney and proxy to vote the Shares and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents with respect to the Shares pursuant to the General Corporation Law of the State of Delaware) at every annual, special or adjourned meeting of the stockholders of Parent, and in every written consent in lieu of such a meeting, or otherwise, (a) in favor of (i) adoption of the Merger Agreement, (ii) waiving any notice that may have been or may be required relating thereto and (iii) any matter that could reasonably be expected to facilitate the Merger and (b) against any matter that could reasonably be expected to hinder, impede, prevent or delay the consummation of the Merger.

          The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all such other matters.

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          All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. THIS PROXY IS IRREVOCABLE.

                        Signature of Stockholder:
                                                  -----------------------------
                        Print Name of Stockholder:
                                                  -----------------------------

                 Shares beneficially owned
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